Income Tax	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Taxes [Abstract]
Income Tax
Note 20:	Income Tax

a.	The Company operates in two main tax jurisdictions: Israel and Germany. As such, the Company is subject to the applicable tax rates in the jurisdictions in which it conducts its business.

b.	Corporate tax rate in Israel:

The tax rates relevant to the Company in the years 2020-2022 is 23%.

c.	Benefits under the Law for the Encouragement of Capital Investments:

Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"):

Under the Investment Law, the Company has been granted "Beneficiary Enterprise" status which provides certain benefits, including tax exemptions and reduced tax rates. Income not eligible for Beneficiary Enterprise benefits is taxed at a regular rate.

During the benefit period, the Company will be tax exempt in the first two years of the benefit period and subject to tax at the reduced rate of 10%- 25% for an additional period of five to eight years (depending on the percentage of foreign investments in the Company) of the benefit period. The benefit entitlement period starts from the first year that the Beneficiary Enterprise first earned taxable income, and is limited to 12 years from the year in which the Company requested to have tax benefits apply. In the event of distribution of dividends from the said tax exempt income, the amount distributed will be subject to corporate tax at the reduced rate ordinarily applicable to the Beneficiary Enterprise's income.

Tax exempt income generated under the Company's "Beneficiary Enterprise" program will be subject to taxes upon dividend distribution or complete liquidation. The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Investment Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Beneficiary Enterprise programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such programs.

d.	The principal tax rates applicable to the subsidiary whose place of incorporation is outside of Israel is:

The statutory corporate tax rate in Germany was 29.79% in 2022, 2021 and 2020.

e.	Final tax assessments:

The Company has finalized its tax assessments through the 2016 tax year.

The Company's subsidiary has not received a final tax assessment since its incorporation.

f.	Net operating carryforward losses for tax purposes and other temporary differences:

As of December 31, 2022, the Company had carryforward losses and other temporary differences mainly from R&D expenses together amounting to approximately $156,700.

g.	Deferred taxes:

The Company did not recognize deferred tax assets for temporary differences because their utilization in the foreseeable future is not probable.

h.	Current taxes on income:

The Company did not record any current taxes for the years ended December 31, 2020, 2021 and 2022 as a result of its carryforward losses.

i.	Theoretical tax:

The reconciliation between the tax expense, assuming that all the income and expenses, gains and losses in the statement of income were taxed at the statutory tax rate and the taxes on income recorded in profit or loss, does not provide significant information and therefore was not presented (the main reconciliation item is due to operating losses and other temporary differences for which deferred tax assets were not recognized).